INVESTOR PRESENTATION June 2023 The Adley Craig Ranch McKinney, TX

1 Table of Contents 2 – 4Overview and Performance 5Our Path to Long‐Term Growth 6 – 13Our Well‐Positioned Portfolio 14 – 19Our Strategic Investment Opportunities 20 – 22 Capitalization and Leverage 23 – 26Recent Operating Metrics and 2023 Guidance Appendix 28Market Statistics 29 – 30 Value Add Summary 31 – 45 Market Profiles 46Demographic Profile 47 – 48End Notes 49 – 51Definitions and Non‐GAAP Financial Measure Reconciliations 52Forward‐Looking Statement

2 IRT Overview OWN AND OPERATE Sunbelt Exposure 71% of NOI 119 Communities 35,249 Units 10.8% 1Q23 Portfolio Average Rental Rate Growth PORTFOLIO SUMMARY (1) SAME STORE HIGHLIGHTS  Q1 2023 (3) • Revenue growth: +7.5% Y‐o‐Y • NOI growth: 8.2% Y‐o‐Y  • NOI margin: +40bps to 63.3% UPSIDE FROM VALUE ADD • Projects to date have generated a 20.9%  unlevered return on interior costs and an  avg rental increase of 20.3% (4) • ~19,000 units available for value add  renovation IRT EQUITY MARKET CAPITALIZATION OF ~$4.0 BILLION (2) $6.2B In gross assets FL GAALTX CO OK IL IN OH KY TN SC NC VA 2023 GUIDANCE • Same Store NOI growth of 6.5% and  Core FFO per share growth of 5.6%  at the midpoint of our guided  range(5) All notations throughout this presentation appear as “End Notes” on pages 47-48

3 Source: Company reports; coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. Same store NOI growth and CFFO per share metrics are based on the definitions used by the peer group companies and may not be comparable. IRT is Delivering Industry Leading Operating Performance Relative to peers in non‐gateway and coastal markets, IRT outpaced industry growth over the past few years and momentum is expected to  continue due to our attractive location in sunbelt markets, as well as our investments in Value Add renovations and new development initiatives Same Store NOI Growth CFFO per Share Growth IRT Non-Gateway Coastal Peer Group 90 95 100 105 110 115 120 125 130 135 140 2019 2020 2021 2022 2023 Guidance (Mid-Point) IRT Non-Gateway Coastal Peer Group IRT Non-Gateway Coastal Peer Group 90 95 100 105 110 115 120 125 130 135 140 145 150 2019 2020 2021 2022 2023 Guidance (Mid-Point) IRT Non-Gateway Coastal Peer Group

4 Source: S&P Global, FactSet. Market data as of May 31, 2023. Note: Represents compound total return, with dividends reinvested. Track Record of Value Creation IRT has a proven track record of outperforming its peers and the broader market Year-to-date 3-Year 5-Year Since IPO (1) 0% 27% 26% 80% 3% 22% 42% 140% 10% 44% 70% 197% 3% 91% 127% 275% 0% 50% 100% 150% 200% 250% 300% RMS Multifamily Index S&P 500 IRT

5 Compelling Investment Opportunity With a Path to Long‐Term Growth Leading Multifamily REIT, Well‐Positioned  in Class B Communities, Focused on the  High‐Growth U.S. Sunbelt Region Los Robles San Antonio, TX Eleven10 at Farmers Market Dallas, TX The Residences on McGinnis Ferry Suwanee, GA Investing in Technology to Create Operational  Efficiencies and Focusing on Our ESG Initiatives  in Support of Our People & Communities Strong Long‐Term Growth Profile Supported by a  Value Add Pipeline, New Development Initiatives  and Joint Ventures Continuing to Improve Leverage Through  Organic Growth and Reinvestment of  Excess Cash Flow  IRT Has Built a Company that is  Well‐Positioned at All Points of Market Cycles and Able  to Capture Future Growth Opportunities

6 Our Well‐Positioned Portfolio  Eleven10 at Farmers Market Dallas, TX

7 TOP 10 MARKETS Our Portfolio is Focused On the High Growth Sunbelt Region PORTFOLIO SUMMARY IRT owns 119 communities and has 2 communities under development across resilient, high growth markets Geographic Distribution Operating Communities • Expanded presence in high growth metros including Charlotte, Tampa, Dallas, Denver and Nashville; exited markets with slower growth and  higher costs • Sunbelt region has exhibited strong fundamentals with favorable population migration trends due to a lower cost of living, better tax policy and  growing economic opportunity (2) Average community age (2) 22 years 130 Communities 37,828Units $6.2B In gross assets TBU Desktop FL GAALTX CO OK IL IN OH KY TN SC NC VA Sunbelt Exposure Communities | 81 Units | 25,111 % of NOI | 71% (1) Market Units % Unit % NOI Atlanta 5,180 15% 15% Dallas  4,007 11% 12% Denver 2,292 7% 8% Columbus 2,510 7% 7% 1,979Indianapolis 6% 5% Raleigh‐Durham 1,690 6% 5%Oklahoma City 2,147 5% 5% Houston 1,932 5% 4% Tampa 1,452 4% 5% Total 24,697 70% 70% Note: Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX. Nashville 1,508 5%4% Communities under development

8 The Sunbelt Continues to Benefit from Positive Migration Trends IRT’s exposure to the six states mentioned above represent ~60% of total company NOI; These states experienced a robust  job market recovery after the pandemic, averaging 5% job growth since March 2020 Inbound Move Rate in 2022 (for areas with more than 150,000 households) Source: National Association of Realtors, USPS data Population ChangeDomestic Net 2022‐2021Migration 2022 1.9%+318,855Florida 1.6%+230,961Texas 1.3%+99,796North Carolina 1.7%+84,030South Carolina 1.2%+81,646Tennessee 1.2%+81,406Georgia U.S. Census Bureau reported that Florida, Texas, North and South Carolina, Tennessee, and Georgia were the states with  highest net domestic migration gains in 2022

9 Our Markets Have Strong Fundamentals Outsized Population Growth vs. 2019 National Average Employment Change vs. 2019 National Average 21’ vs. 19’ 22’ vs. 19’ 23’E vs. 19’ 21’ vs. 19’ 22’ vs. 19’ 23’E vs. 19’ (1) (2) Source: Costar Q1 2023 Data Release -1.93% 1.75% 8.11% -4.37% -0.41% 10.27% -0.31% 4.62% 9.06% 0.40% 0.90% 1.34% -1.94% -1.94% -0.99% 1.51% 2.93% 3.76% Population and employment growth is fueling more resident demand for apartments in IRT’s markets than the  national and gateway market average

10 IRT’s Resident Demographic Trends Are Favorable Recent residents in IRT’s top 10 markets are in their mid‐30s and make an average annual income of  ~$86,000, resulting in a ~21% rent to income(1) Average Age(1)Market 35Atlanta, GA1 37Dallas, TX2 35Denver, CO3 37Columbus, OH4 36Raleigh‐Durham, NC5 36Indianapolis, IN6 37Oklahoma City, OK7 39Tampa‐St. Petersburg,  FL8 36Nashville, TN9 38Houston, TX10 37PORTFOLIO AVERAGE Rent/ Income(1)Market 22.8%Atlanta, GA1 22.3%Dallas, TX2 23.2%Denver, CO3 19.4%Columbus, OH4 21.6%Raleigh‐Durham, NC5 20.5%Indianapolis, IN6 16.7%Oklahoma City, OK7 23.7%Tampa‐St. Petersburg, FL8 22.1%Nashville, TN9 20.4%Houston, TX10 21.2%PORTFOLIO AVERAGE Top 10 IRT Markets 130 Communities 37,828Units $6.2B In gross assets TBU Desktop GATX CO OK IN OH FL TN NC 54321Average IncomeMarket $83,033Atlanta, GA1 $94,012Dallas, TX2 $84,603Denver, CO3 $89,325Columbus, OH4 $84,301Raleigh‐Durham, NC5 $81,030Indianapolis, IN6 $84,016Oklahoma City, OK7 $89,308Tampa‐St. Petersburg, FL8 $85,930Nashville, TN9 $83,956Houston, TX10 $86,809PORTFOLIO AVERAGE Top 5 Employment Sectors(1) Services/Retail Professional Healthcare Technology Sales Engineering Self Employed Construction Student Hospitality Key

11 The Impact of New Supply on IRT Will Not Be Significant Estimated new apartment deliveries for 2023 through 2025 in IRT's markets, as a percentage of existing apartment  inventory, are expected to be broadly consistent with recent history IRT's Class B communities do not directly compete with new Class A development. On average, for new  deliveries during 2022, IRT’s rent was lower than new apartments by ~$500 per month or 25%(2) $0 $500 $1,000 $1,500 $2,000 $2,500 Atlanta Dallas-Fort Worth Denver Columbus Raleigh-Durham Indianapolis Oklahoma City Tampa Nashville Houston Total/WAV IRT New Construction 25% lower rents (1) ~~ ~

12 Well‐Positioned in Affordable, Highly Defensive Middle Market Communities A B C • Higher income residents move  down in a recession • Renters move down to Class B as  rent increases outstrip income  growth • Capture households moving  down in a recession • Capture seniors who sell homes  to fund retirement • Capture individuals/families  moving up with career  progression • Lower income residents move up  as income grows Sample Resident Demographic: • Value driven • Middle income category • Renters by necessity Residents Require Accommodations That Are: • Affordable • Well maintained, spacious, comfortable, clean and  modern • Equipped with state‐of‐the‐art amenities • Conveniently located Class B Positioning: • Most opportunity to consistently increase rents • Less exposure to homeownership • Less likely to be impacted from new construction Multifamily exposure is a natural inflation hedge due to our ability to reset rents annually. Our portfolio of 75% Class B  communities is highly defensive during recessionary periods.

13 ‐10.0% ‐8.0% ‐6.0% ‐4.0% ‐2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 USA Gateway Class A Class B WAV IRT Markets Attractive Portfolio Has Led to a Stable Cash Flow Profile Source: Costar Q1 2023 Data Release All notations throughout this presentation appear as “End Notes” on pages 47-48. Annual Change in Effective Rent (IRT Markets vs. the National Average, Gateway Markets and Selected Asset Class Segments) (1) Supply and Demand fundamentals in IRT’s markets have resulted in a more stable rent profile through multiple economic cycles, as compared  to Gateway Markets and Class A communities (National Avg) (National Avg) (2)

14 Our Strategic Investment Opportunities Collier Park Grove City, OH

15 Driving Accretive Growth with Multiple Investment Levers  Value Add  Renovations Acquisitions / Capital  Recycling Preferred Equity  Investments and  Joint Ventures Renovate existing  communities/units where  there is the potential for  outsized rent growth Expand presence in markets  where we see attractive long‐ term fundamentals while  exiting lower growth markets Invest in multifamily development by  providing capital to third‐party developers,  while building a pipeline for future  acquisitions through purchase options Identified renovations at ~19,000  units; foresee several years of  redevelopment, generating a  return comparable to our 20%  historical return on interior costs 20%+ Unlevered ROI,  unlocking additional NOI  compared to unrenovated  units Acquire properties in existing  core markets that have favorable  real estate and economic  fundamentals Acquire properties in our target  markets using proceeds from  dispositions at breakeven or  accretive returns Participate in new  development, specifically in  the southeast and broader  sunbelt region when shovel  ready 15‐20% Unlevered IRR, with the  option to purchase at attractive  cap rates Investment  Overview Market  Opportunity Target    Returns(1)

16 TotalFuture Pipeline2023 StartsIn‐Place Program 24,58312,7271,32010,536Units to Renovate (5,951)‐‐(5,951)Units Renovated‐to‐Date 18,63212,7271,3204,585Remaining Units to Renovate $252 ‐ $270$172 ‐ $185$18 ‐ $19$62 ‐ $66Remaining Renovation Costs (3) $48 ‐ $52$33 ‐ $35$3 ‐ $4$12 ‐ $13Incremental NOI (4) $816 ‐ $877$557 ‐ $599$58 ‐ $62$201 ‐ $216Incremental Value Creation (5) Improved Long‐Term Growth Profile through Value Add Program Sizeable ~19,000 unit value add pipeline providing ~$800 million of incremental shareholder value Value Add Pipeline (2) ($ in millions) All notations throughout this presentation appear as “End Notes” on pages 47-48. IRT’s historical projects have generated a 19.1% return on investment across approximately 5,951 units, resulting in over $298 million of incremental value creation (1)

17 Engaging in Attractive Investment Opportunities with Our Joint Venture  Development Program  Focused on joint ventures in new multifamily development in core non‐gateway market • Invested $16.4 million in a horizontal multifamily joint venture consisting of 178 homes in March 2022 • As of May 2023, the community is 97% occupied Virtuoso Huntsville, AL • Invested in a joint venture developing three communities totaling 504 homes in September 2021 • Exercised our purchase option and acquired the first of those communities, Views of Music City I (96 units), in April 2022 for $25.4 million, effectively  acquiring the property at a 5.5% economic cap rate, after considering our development profit • Views of Music City phase II consists of 209 units with an estimated delivery date of Q3 2023 • The Crocket is a 199‐unit property, delivered in Q1 2023; we have one year from the delivery date to exercise our purchase option • Asking rents expected at stabilization are currently 20% higher than originally underwritten and are expected to deliver a return of ~20%, even after  adjusting to the current cap rate environment Views of Music City I & II / The Crocket Nashville, TN • Invested in a joint venture developing a 402 unit community in June 2021 • Project is expected to be completed in Q2 2023, with the right to purchase upon completion; IRT’s total investment is $18.6 million • Entered a new market with strong fundamentals • Asking rents expected at stabilization are currently 13% higher than originally underwritten and are expected to deliver a return of ~23%, even after  adjusting to the current cap rate environment Metropolis at Innsbrook Richmond, VA • Invested in a joint venture developing a 378 unit community in June 2022 • Project is expected to be completed in Q3 2024, with the right to purchase upon completion; IRT’s has fully funded its $29.7 million investment in this  joint venture • Expanded our presence in this high‐growth market with favorable demographics Lakeline Station Austin, TX The Mustang Dallas, TX • Invested in a joint venture developing a to‐be‐built 275 unit community in September 2022 • Project is expected to be completed in Q4 2024; IRT’s investment is expected to total $25.6 million of which $21.0 million was funded as of March 31,  2023 • Entered a master‐planned community in Las Colinas with residential, retail and office space, home to over 30 Fortune 500 companies

18 Continuing Our Efforts in Technology Our Focus Our Goals A More Favorable Resident Experience Higher Revenue and Lower  Operating Expenses Greater Profitability and Margin Expansion Improved Sustainability and Social Responsibility More Engaged and Productive Staff Automation & Big Data IRT is investing in technology which will  create additional efficiencies and allow our  staff to focus on their most important tasks  and functions. • This includes implementing smart  workflows that mirror real world processes,  providing customized, prioritized, task‐ driven dashboards, and replacing human  controls with system controls wherever  possible.  • Furthermore, continued consolidation of  data within a single data warehouse  coupled with machine learning is likely to  lead to a reduction of bad debt, increased  visibility of emerging market trends, and  on‐going optimization of operational and  marketing spend. Marketing & Leasing IRT is focused on further enhancing its  leasing efforts by improving the quality and  availability of its online capabilities while  eliminating traditional barriers to leasing. • SMS texting, virtual tours and an  improved online application process  promote higher conversions.  • IRT continues to drive increased traffic  and conversions by leveraging advanced  analytics, shifting away from traditional  ILSs towards robust social and online  channels, and integrating personalized,  targeted marketing. Operations, Maintenance  & Resident Experience IRT is proactively using technology to create  operational efficiencies and meet the needs  of existing and potential residents. • The company has implemented and  continues to evaluate more effective ways  of automating renovations, purchasing,  work orders, and unit inspections in order  to facilitate faster execution and increase  resident satisfaction.  • IRT looks to increase the utilization of  mobile devices, install smart home  technology, and centralize core functions as  ways to further optimize processes, reduce  operating expenses and support more  environmentally‐friendly communities.

19 Focusing on Our ESG Initiatives Find out more on the Sustainability page of IRT’s Investor Relations website at http://investors.irtliving.com.   Diversity, Equity and Inclusion  Committee formed to ensure a culture of  understanding and respect as  representation across gender, race, age  and sexual orientation are all important  factors to our success Sustainability Committee’s efforts  protect and create a positive impact on  the environment, specifically water conservation, energy management,  reduced consumption, waste  management, electric vehicle chargers Charitable and Philanthropic Initiatives  with  participation in organizations fighting against  poverty and homelessness Our Board’s Guidelines reflect  a strong commitment to the  strength and success of the  Company; Promote  Shareholder Engagement Provide a Residence Proud to Call  Home, with enhanced amenities, a  robust maintenance program and  resident & community events We believe that operating multifamily real estate can be conducted with a conscious regard for the environment and wider  society

Capitalization and Leverage Vantage on Hillsborough Tampa, FL

21 58.4% 41.6% Maintain a Simple Capital Structure $6.3bn Common Equity Debt • Simple capital structure consisting of secured and unsecured debt • Maintain conservative financial and credit policies and expect to  further deliver the balance sheet through organic NOI & EBITDA  growth and excess cash flows. • Transitioning to a predominantly unsecured capital structure • 97% of debt is fixed rate (or hedged), further de‐risking the balance  sheet • Minimal near‐term maturities with a focus on improving our leverage  profile and achieving an investment grade rating Total Capitalization (1)Balance Sheet Highlights Debt Maturity Schedule $8 $69 $177 $541 $1,791 2023 2024 2025 2026 2027+ Unsecured Secured 70%20%7%3%0%% of total ($ in millions) All notations throughout this presentation appear as “End Notes” on pages 47-48. Less than 10% of IRT’s debt matures through end‐2025,  lowest among public peers

22 Leverage: Where We Are and Where We Are Going We are focused on continuing to improve the company’s leverage profile  Progressing Towards Our Target of Mid‐6’s by Year‐End 2023 through the Following Drivers: • Organic NOI growth from stabilized portfolio consistent with long‐term historical growth rates • Completion of value add renovations consistent with historical track record Net Debt to Adjusted EBITDA 8.2x 7.7x 6.9x Targeting  Mid‐6’s by  End‐2023 Q4 2020 Q4 2021 Q4 2022 Q4 2023e

Recent Operating Metrics and 2023 Guidance Fountains Southend Charlotte, NC

24 95.5% 94.2% 93.9% 93.1% 94.2% Q2 22 Q3 22 Q4 22 Q1 23 QTD Q2 23 Strong Performance Across Key Operating Metrics Same Store Excluding Value Add Note: As of June 4, 2023, same-store portfolio occupancy was 94.4%, same-store portfolio excluding ongoing value add occupancy was 95.0%, and value add occupancy was 91.9%. All notations throughout this presentation appear as “End Notes” on pages 47-48. Same Store Total (2)Same Store Value Add O cc up an cy Sa m e  St or e  To ta l  Le as e  ov er  L ea se  R en t G ro w th (1) New Leases Renewals Blended (3) Q2 2023 to date avg occupancy up 30 bps since our April operating update95.8% 94.6% 94.7% 93.8% 94.7% 80.0% 85.0% 90.0% 95.0% 100.0% Q2 22 Q3 22 Q4 22 Q1 23 QTD Q2 23 (3) 95.0% 93.0% 90.7% 90.1% 92.0% Q2 22 Q3 22 Q4 22 Q1 23 QTD Q2 23 (3) 3.1% 3.3% 4.1% 3.5% 5.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Q1 2023 April May June July 4.8% 1.8% 1.3% 3.1% 4.9% Q1 2023 April May June July 4.0% 2.5% 2.5% 3.2% 5.0% Q1 2023 April May June July

25 Driving an Improvement in Operating Performance Focused on achieving sustainable occupancy gains across the entire portfolio Targeting occupancy of 95% for our non‐value add communities, while continuing to drive rent growth  where appropriate; currently leased at 96.6% Key Initiatives to Improve Occupancy: • Added senior leaders with a proven operating track record • Improving our leasing and sales process  Enhancing speed of pricing feedback and response to local market dynamics  Establishing a 24/7 call center to capture 100% of leads  Expanding and improving our sales training program  Improving our technology to maximize our lead to lease conversion ratio • Continuing to enhance and further streamline our operational processes for maximum effectiveness  and efficiency while also supporting both occupancy and rental rate growth

26 HighLow $0.27$0.23Earnings per share Adjustments: 0.950.95Depreciation and amortization (0.01)(0.01)Gain on sale of real estate assets (3) (0.05)(0.05)Loan (premium accretion) discount amortization, net $1.16$1.12CORE FFO per share CORE FFO ($s in millions) 2023 Outlook (4)Same Store Communities 116 communities/34,571 unitsNumber of communities/units 5.7% to 7.0%Property revenue growth 3.3% to 5.4%Controllable operating expense growth 8.1% to 9.1%Real estate tax and insurance expense growth 5.2% to 6.9% Total operating expense growth 5.0% to 8.0%Property NOI growth Key Operating Assumptions  Corporate Expenses $51.5 to $53.5 millionGeneral & administrative expenses and Property management expenses Capital Expenditures $19 to $21 millionRecurring $78 to $82 millionValue add & non-recurring $80 to $90 millionDevelopment Transaction/Investment Volume (6) NoneAcquisition volume $35 to $40 millionDisposition volume $104.5 to $106.5 millionInterest expense (5) Full Year 2023 Guidance All notations throughout this presentation appear as “End Notes” on pages 47-48. 65.1 68.5 75.9 92.0 247.4 262.0 2018 2019 2020 2021 2022 2023E 2023 Full Year EPS and CFFO Guidance (1)(2)

Appendix & Definitions  Los Robles San Antonio, TX

28 Assets Demonstrate Attractive Apartment Industry Dynamics Low Homeownership Limited New Supply  The national Class B vacancy rate remains resilient to supply and demand  shocks with 2023 projected spreads in vacancy rates between Class A &  B, with Class B at 7.4% and Class A at 11.0% o The majority of new supply remains concentrated in gateway markets,  and competes with existing Class A communities for renters by choice  compared to renters by necessity in Class B communities Homeownership Data Source: U.S Census Bureau as of Q1 2023. New Completions (Supply) Data Source: CoStar Q1 2023 Data Release.  Growth in households increases the pool of renters, even more so  during periods of reduced homeownership o The homeownership rate was 66.0% in Q1 2023 down from an  uptick in Q3 2020 to 67.7% and the 69.2% in Q4 2004 (the peak)  Homeownership affordability remains challenging for many households,  especially first‐time buyers. Lack of for‐sale housing inventory, and  rising mortgage rates continue to make homeownership unattainable  or unattractive to many households. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 0 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 225,000 250,000 275,000 300,000 325,000 350,000 375,000 400,000 425,000 450,000 475,000 500,000 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 Va ca nc y  Ra te  (% ) Completions Projected Completions Class A Vacancy Class BC Vacancy 60.0% 61.0% 62.0% 63.0% 64.0% 65.0% 66.0% 67.0% 68.0% 69.0% 70.0% 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 19 81 19 83 19 85 19 87 19 89 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 H om eo w ne rs hi p  Ra te U ni ts  C om pl et ed Single Family Multifamily Homeownership Rate The Favorable Fundamentals of Our Markets Drive Demand for Our Assets

29 IRT Value Add Summary Project Life to Date as of March 31, 2023 Renovation Costs per Unit (2) ROI ‐ Total  Costs (4) ROI ‐ Interior  Costs (3) TotalExteriorInterior% Rent  Increase Rent  Premium (1) Units Leased Units  Complete Total Units To Be  Renovated Total  PropertiesMarket Ongoing 29.0%30.6%15,49080714,68334.8%3742422393621Memphis, TN 13.6%14.6%16,1041,04615,05814.7%1831831823181Raleigh‐Durham, NC 19.2%20.3%15,33980514,53422.3%2461231262361Indianapolis, IN 30.0%32.0%13,29684712,44924.8%3324264148883Tampa‐St. Petersburg, FL 20.2%21.6%14,52791813,61019.9%2452022125462Columbus, OH 8.6%9.0%16,33067015,66014.5%1172082105412Oklahoma City, OK 22.1%24.2%14,2841,23513,04821.9%2648227752,1805Atlanta, GA 16.1%17.3%16,1321,10415,02814.4%21772782561Austin, TX 17.9%19.6%18,5031,54416,95918.1%2762051988453Dallas, TX 12.6%14.1%15,7001,66414,03611.5%1651241597241Nashville, TN 22.0%23.5%$15,140$1,148$13,99321.3%$2602,6072,5936,89620Total/Weighted Average Future (5) ‐‐‐‐‐‐‐‐‐1801Atlanta, GA 2401Columbus, OH ‐‐‐‐‐‐‐‐‐3541Dallas, TX ‐‐‐‐‐‐‐‐‐5462Oklahoma City, OK ‐‐‐‐‐‐‐‐‐1,3205Total/Weighted Average Completed (6) 13.2%15.1%16,7562,10814,64818.0%1843233253281Raleigh‐Durham, NC 14.6%16.7%17,5182,17315,34524.0%2137637107282Louisville, KY 11.5%11.6%7,742567,6867.5%742782752881Wilmington, NC 19.3%23.0%10,8751,7739,10217.5%1754514544941Atlanta, GA 18.4%19.9%12,42497411,45018.8%1906126186912Memphis, TN 15.5%17.9%16,1432,15513,98818.3%2083053063481Tampa‐St. Petersburg, FL 22.6%24.1%10,77966610,11422.4%2036696707633Columbus, OH 16.9%19.0%$13,277$1,400$11,92219.6%$1873,4013,3583,64011Total/Weighted Average 19.1%20.9%$14,059$1,235$12,82420.3%$2386,0085,95111,85636Grand Total/Weighted Average All notations throughout this presentation appear as “End Notes” on pages 47-48.

30 Continue to Invest in Our Long‐Standing Value Add Program Pipeline of ~19,000 value add units to be renovated 2023Units to Be Renovated Total Units 1Q23 2Q23 Estimate 3Q23 Estimate 4Q23  Estimate FY23 Estimate 635 600 ‐ 765 815 ‐ 1,050 450 ‐ 550 2,500 ‐ 3,000

31 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators Communities located within 5 min. of major highways Communities located in top school districts Benefiting from suburban sprawl, well‐positioned in MSA with growing ancillary job markets Major company presence in Atlanta include: 3.40% 2.89% 3.38% 2021 2022 2023 0.92% 3.84% 0.01% 2021 2022 2023 Our Markets | Atlanta (1) 0.81% 2.47% 1.18% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 Atlanta represents 15.0% of IRT’s NOI, portfolio‐wide (3) Pointe at Canyon Ridge Sandy Springs, GA Waterstone at Big Creek Alpharetta, GA

32 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators 9th largest city in the U.S. by population 4 The Dallas MSA has had the largest population growth within the past 10 years 5 Dallas accounts for nearly 8% of all financial service jobs in the Southwest region6 Major employers include: 5.29% 2.76% 4.64% 2021 2022 2023 2.88% 6.08% -0.21% Our Markets | Dallas (1) 1.50% 3.42% 1.12% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 (4) 2020 Census Data (5) Freddie Mac Report as of January 2021 (6) Fannie Mae Multifamily Metro Outlook 2021 Q3 Dallas represents 12.2% of IRT’s NOI, portfolio‐wide (3) Avenues at Craig Ranch Dallas, TX Vue at Knoll Trail Dallas, TX 202320222021

33 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators Population growth in the metro area is expected to exceed 5.5% over the next five years4 The MSA had the 10th largest population increases from 2010‐20195 Major employers include: 2.76% 2.59% 2.42% 2021 2022 2023 -0.02% 2.55% 0.11% Our Markets | Denver (1) 0.21% 1.06% 1.08% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 (5) Freddie Mac Report as of January 2021 Denver represents 8.2% of IRT’s NOI, portfolio‐wide (3) Belmar Villas  Lakewood, CO Bristol Village Aurora, CO 202320222021

34 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators 14th largest city in the U.S. by population4 Strong accessibility to major highway I‐270 Near thriving employment hubs such as Rickenbacker International airport Class B communities insulated from new Class A construction Major employers, and companies with headquarter‐presence include: 1.88% 1.44% 2.12% 2021 2022 2023 -0.03% 1.66% -0.04% Our Markets | Columbus(1) 0.44% 1.37% 0.98% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 (4) 2020 Census Data Columbus represents 6.5% of IRT’s NOI, portfolio‐wide (3) Bennington Pond Apartments Groveport, OH Schirm Farms Canal Winchester, OH 202320222021

35 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators Located within 5 min. of major highways Benefiting from the proximity to growing industrial footprint Each community is in a top school district in the market Burgeoning tourism hub  Major employers include: 5.08% 0.00% 0.00% 2021 2022 2023 -1.22% 2.45% -0.29% Our Markets | Louisville (1) 0.03% 0.58% 0.46% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 Louisville represents 2.5% of IRT’s NOI, portfolio‐wide (3) Prospect Park Apartment Homes Louisville, KY Meadows Apartment Homes Louisville, KY 202320222021

36 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators 15th largest city in the U.S. by population Communities located in top school districts Experienced outsized job growth in health care and retail trade industries Major employers include: 2.14% 2.98% 1.14% 2021 2022 2023 0.54% 4.39% 0.10% 2021 2022 2023 Our Markets | Indianapolis (1) 0.70% 1.38% 0.49% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 Indianapolis represents 4.9% of IRT’s NOI, portfolio‐wide (3) Bayview Club Apartments Indianapolis, IN Reveal on Cumberland Indianapolis, IN

37 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators Communities located within 5 min. of major throughways Easy access to local retail centers Concentration around Research Triangle Park Many companies have a strong presence in the area, including: 1.24% 3.75% 6.49% 2021 2022 2023 3.27% 4.12% 0.25% 2021 2022 2023 Our Markets |  Raleigh–Durham (1) 1.73% 3.49% 1.14% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 Raleigh‐Durham represents 5.2% of IRT’s NOI, portfolio‐wide (3) Creekstone at RTP Durham, NC Waterstone at Brier Creek Raleigh, NC

38 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators The metro’s population grew 0.5% this year, which was above the 0.2% national  average4 Actively executing the redevelopment of its downtown area5 Located within 5 min. of major highways and retail Major employers include: 0.90% 1.69% 3.11% 2021 2022 2023 -1.62% 3.62% 0.33% Our Markets |  Oklahoma City (1) 0.97% 1.98% 0.40% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Oklahoma City represents 4.9% of IRT’s NOI, portfolio‐wide  (3) Windrush Oklahoma City, OK Augusta Oklahoma City, OK 202320222021

39 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators Job growth is expected to be 2.7% annually through 2025, compared to 1.7% nationally4 Houston sits at #2 for the Top ten MSAs by population growth (2010‐2019)5 Major employers include: 5.59% 3.78% 3.19% 2021 2022 2023 -1.01% 5.05% 0.12% Our Markets | Houston (1) 1.31% 3.37% 1.28% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 (5) Freddie Mac Report as of January 2021 Houston represents 4.3% of IRT’s NOI, portfolio‐wide (3) Villas at Huffmeister Houston, TX Carrington Place Houston, TX 202320222021

40 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators $3 billion Water Street mixed‐use investment backed by Jeff Vinik and Bill Gates is  underway downtown Major companies have committed to a major presence in the market such as: 2.17% 3.16% 3.41% 2021 2022 2023 2.78% 5.09% -0.33% Our Markets | Tampa (1) 1.40% 3.09% 0.76% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 Tampa represents 4.8% of IRT’s NOI, portfolio‐wide (3) Lucerne Tampa, FL Vantage on Hillsborough Tampa, FL 202320222021

41 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators Metro area job growth expected to outpace the national rate through 20254 Oracle plans to expand in the market. Adding 8,500 jobs and will invest $1.2 billion in the  new project Major employers include: 3.77% 6.17% 4.52% 2021 2022 2023 2.33% 6.05% 0.28% 2021 2022 2023 Our Markets | Nashville (1) 0.95% 2.68% 1.14% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Nashville represents 4.5% of IRT’s NOI, portfolio‐wide (3) Landings of Brentwood Brentwood, TN Stoneridge Farms Smyrna, TN

42 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators Memphis has all the amenities of a large city with a cost of living more than 20% below the  national average4 Tennessee is one of the lowest‐taxed states per capita in the nation4 Major employers include: 0.89% 1.16% 0.68% 2021 2022 2023 -1.15% 2.94% -0.15% Our Markets | Memphis (1) 0.04% 0.74% 0.16% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 (4) Greater Memphis Chamber of Commerce Memphis represents 4.0% of IRT’s NOI, portfolio‐wide (3) Walnut Hill Memphis, TN Stonebridge Crossing Memphis, TN 202320222021

43 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators Metro area ranked 1st in 2020 projected rent growth of the top 100 metros by population1 Major employers include: 8.18% 4.50% 8.46% 2021 2022 2023 3.47% 4.41% 0.02% 2021 2022 2023 Our Markets | Huntsville (1) 1.72% 3.03% 1.00% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 Huntsville represents 2.6% of IRT’s NOI, portfolio‐wide (3) Bridgepoint Huntsville, AL Legacy at Jones Farm Huntsville, AL

44 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators 16th largest city in the U.S. by population4 Long‐term demand fundamentals are favorable with outsized population growth  projected in the key age group of 20‐34 5 Job growth driven by an economic shift away from a manufacturing economy toward a  service economy Major employers include: 5.95% 4.14% 8.21% 2021 2022 2023 1.64% 3.51% 0.69% 2021 2022 2023 Our Markets | Charlotte (1) 1.52% 3.59% 1.39% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 (4) 2020 Census Data (5) Fannie Mae Multifamily Metro Outlook 2021 Q3 Charlotte represents 2.6% of IRT’s NOI, portfolio‐wide (3) Fountains Southend Charlotte, NC Vesta City Park Charlotte, NC

45 Community Map Job Growth Population Growth Supply Growth 2 2023 Job Growth ‐0.10%National Average ‐0.09%Gateway Markets 2023 Population Growth 0.43%National Average 1.03%Gateway Markets Differentiators Established tourism hub  Centrally located in FL, easily accessible to drive to and from close markets Job growth is expected to be at 3.4% annually through 2025, compared to 1.7% nationally4 Major employers include: 1.71% 2.66% 1.83% 2021 2022 2023 -0.02% 6.01% 0.35% Our Markets | Orlando (1) 1.05% 3.53% 1.59% 2021 2022 2023 Footnotes: (1) CoStar 2023 Q1 Data Release (2) New units estimated to be delivered as a percentage of total supply in IRT submarkets (3) YTD as of 3/31/2023 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Orlando represents 0.9% of IRT’s NOI, portfolio‐wide (3) 202320222021 Millenia 700 Orlando, FL

46 IRT Resident Demographics at a Glance(1) All notations throughout this presentation appear as “End Notes” on pages 47-48. 47% 53% Gender  Breakdown 79% 21% Marital  Status Average   Resident  Age: 37 Residents make up a  diverse job pool Top Industries of Residents: 1. Medical Services 2. Professional 3. Services 4. Technology 5. Sales Male Female Single Married Residents migrating to our  communities: 17% are from out‐of‐state 28% of those from out‐of‐state are  from either the West Coast, IL  or the Northeast Young, growing resident population benefiting from amenity‐rich  communities without overextending on rent Average Rent to  Income of Our  Newest  Residents(2)  21%

47 Slide 2  (1) For the total portfolio as of March 31, 2023 or for 1Q 2023, as applicable; including portfolio average rental rate growth for the IRT same store portfolio for the three months ended March 31,  2023. (2) As of market close on May 31, 2023. (3) Highlights are for the IRT same store portfolio for the three months ended March 31, 2023 vs. the three months ended March 31, 2022.  NOI is a non‐GAAP financial measure. See slides 49‐51  for definitions and reconciliations. (4) Return on investment or ROI throughout this presentation is calculated as rent premium per unit per month, multiplied by 12 months, dividend by interior renovation costs or total renovation  costs, as applicable. Rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit. (5) This guidance, including the underlying assumptions, constitutes forward‐looking information. Actual full year 2023 CFFO could vary significantly from the projections presented. See “Forward‐ Looking Statement” at the end of this presentation. Slide 4 (1) IPO date of August 13, 2013. Slide 7 (1) Portfolio Summary as of March 31, 2023, NOI for 1Q 2023 and total communities as of March 31, 2023. (2) Includes communities located in Denver, Fort Collins, Colorado Springs and Loveland, CO. Slide 9 (1) Gateway Markets represent an arithmetic average of New York, Washington DC, San Francisco and Los Angeles. (2) IRT weighted averages are based on unit count as of March 31, 2023. Slide 10 (1) All resident demographic data is self‐reported by residents. Average age, average income, and rent‐to‐income ratio are for residents that have moved in during the three months ending March  31, 2023.  Employment sector data is for all residents as of March 31, 2023.   Slide 11 (1) New deliveries as a % of existing inventory are from CoStar’s Q1 2023 data release and are specific to IRT’s submarkets. (2) IRT’s average asking rent vs. new construction for one and two‐bedroom apartments. Slide 13 (1) Gateway markets represent an arithmetic mean of New York, Washington DC, San Francisco, and Los Angeles. (2) Proforma IRT weighted averages are based on the 119 properties / 35,249 units owned by IRT as of March 31, 2023 and excludes two development assets. Slide 15 (1) Target returns are forward looking statements which involve a prediction of future events and involve estimates, projections and assumptions. Target returns are not guaranteed and no  representation or warranty is made that a target return will be achieved. See “Forward‐Looking Statement” at the end of this presentation. Slide 16 (1) Calculated as incremental NOI, divided by a 4.5% cap rate, net of capital investment. Incremental NOI of $17.0 million calculated as total costs‐to‐date of $79.5 million multiplied by ROI of 19.1%. (2) Value add pipeline data is as of March 31, 2023. These projections constitute forward‐looking information. See “Forward‐Looking Statement” at the end of this presentation. (3) Illustrative estimated cost / unit ranging from $13,500 to $14,500. (4) Illustrative 19.1% annual ROI based on IRT’s historical returns. (5) Calculated as incremental NOI, divided by 4.5% cap rate net of capital invested. End Notes

48 End Notes (continued) Slide 21 (1) Market data as of March 31, 2023. Slide 24 (1) Lease‐over‐lease effective rent growth represents the change in effective monthly rent, as adjusted for concessions, for each unit that had a prior lease and current lease that are for a term of  9‐13 months. Lease‐over‐lease effective rent growth for 2Q23 to date and April, May, June, and July 2023 are for leases starting in those periods that were signed as of June 4, 2023. (2) Average occupancy and lease‐over‐lease rent growth for 2Q23 to date is through June 4, 2023. (3) As of June 4, 2023, same‐store portfolio occupancy was 94.4%, same‐store portfolio excluding ongoing value add occupancy was 95.0%, and value add occupancy was 91.9%. Slide 26 (1) This guidance, including the underlying assumptions presented in the table below, constitutes forward‐looking information. Actual full year 2023 EPS and CFFO could vary significantly from  the projections presented. See “Forward Looking Statement” at the end of this presentation. Our guidance is based on the key guidance assumptions detailed below. (2) Per share guidance is based on 230.0 million weighted average shares and units outstanding.  (3) Gain on sale of real estate assets includes one asset sale that occurred during the first quarter of 2023. (4) This guidance, including the underlying assumptions, constitutes forward‐looking information. Actual results could vary significantly from the projections presented. See “Forward‐Looking  Statement” at the end of this presentation.  (5) Interest expense includes amortization of deferred financing costs but excludes loan premium accretion, net. As a result of purchase accounting, we recorded a $72.1 million loan premium,  net, related to STAR debt. This loan premium will be accreted into and reduce GAAP interest expense over the remaining term of the associated debt. However, loan premium accretion will  be excluded from CFFO.  (6) We continue to evaluate our portfolio for capital recycling opportunities so actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update  these assumptions. See “Forward‐Looking Statement” at the end of this presentation. Slide 29 (1) The rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as  determined by management consistent with its customary rent‐setting and evaluation procedures. (2) Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per  unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to  individual projects.  (3) Calculated using the rent premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit. (4) Calculated using the rent premium per unit per month, multiplied by 12, divided by the total renovation costs per unit. (5) Renovation project start dates are scheduled through Q3 2023, however there is no guarantee that such projects will start in Q3 2023 or at all. (6) We consider value add projects completed when over 85% of the property’s units to be renovated have been completed. We continue to renovate remaining unrenovated units as leases  expire until we complete 100% of the property’s units. Slide 46 (1) All resident demographic data is self‐reported by residents. Data as of March 31, 2023. (2) Data as of the last 90 days ending March 31, 2023.

49 Definitions and Non‐GAAP Financial Measure Reconciliations This presentation may contain non‐U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non‐GAAP financial measures to the most directly  comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations. IRT’s  other SEC filings are also available through this website. Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. IRT believes average effective rent per unit is a  helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month. Same‐Store Average Occupancy Same‐store average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period. EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is  EBITDA before certain other non‐cash or non‐operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty  losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non‐GAAP measures. IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of  performance because it eliminates interest, income taxes, depreciation and amortization, and other non‐cash or nonoperating gains and losses, which permits investors to view income from  operations without these non‐cash or non‐operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and,  accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”) We believe that FFO and Core FFO (“CFFO”), each of which is a non‐GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We  compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income or loss allocated to common shares (computed in  accordance with GAAP), excluding real estate‐related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.  While our calculation of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to  FFO computations of such other REITs. CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations,  including depreciation and amortization of other items not included in FFO, and other non‐cash or non‐operating gains or losses related to items such as casualty (gains) losses, abandoned deal  costs, loan premium accretion and discount amortization, debt extinguishment costs, and merger and integration costs from the determination of FFO. Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our  management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance  after adjustment for certain non‐cash or non‐recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating  performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO  and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or  cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of  needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of  our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an  indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

50 Net Operating Income We believe that Net Operating Income (“NOI”), a non‐GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total  property operating expenses, excluding depreciation and amortization, casualty related costs and gains, property management expenses, and general and administrative expenses, interest  expenses, and net gains on sale of assets. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective  not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate  performance on a same store and non‐same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other  items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our  financial performance. Same Store Properties and Same Store Portfolio We review our same store portfolio at the beginning of each calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year. Properties  that are held‐for‐sale or have been sold are excluded from the same store portfolio. We may also refer to the Same Store Portfolio as the IRT Same Store Portfolio. Total Gross Assets Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The  following table provides a reconciliation of total assets to total gross assets (dollars in thousands). Interest Coverage is a ratio computed by dividing Adjusted EBITDA by interest expense Net Debt, a non‐GAAP financial measure, equals total consolidated debt less cash and cash equivalents and loan premiums and discounts. The following table provides a reconciliation of total  consolidated debt to net debt (Dollars in thousands).  We present net debt and net debt to Adjusted EBITDA because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is  limited because we may not always be able to use cash to repay debt on a dollar for dollar basis. Definitions and Non‐GAAP Financial Measure Reconciliations

51 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Reconciliation of same-store net operating income to net income (loss) Same-store net operating income 99,303$ 97,774$ 94,566$ 90,735$ 89,169$ Non same-store net operating income 2,577 7,269 5,767 4,932 4,925 Pre-Merger STAR Portfolio NOI - - - - - Other revenue 239 306 300 120 385 Other income (expense), net (683) 299 (712) (577) 380 Property management expenses (6,371) (6,593) (5,744) (6,139) (5,556) General and administrative expenses (8,154) (5,739) (5,625) (6,968) (7,928) Depreciation and amortization expense (53,536) (52,161) (49,722) (72,793) (78,174) Casualty gains (losses), net (151) 1,690 191 5,592 1,393 Interest expense (22,124) (23,337) (22,093) (20,994) (20,531) Gain on sale (loss on impairment) of real estate assets, net 985 17,044 — — 94,712 Gain (loss) on extinguishment of debt — — — — — Restructuring costs (3,213) — — — — Merger and integration costs — (2,028) (275) (1,307) (1,895) Net income (loss) $ 8,872 $ 34,524 $ 16,653 $ (7,399) $ 76,880 (a) Same store portfolio includes 116 properties, which represent 34,571 units. For the Three-Months Ended (a) Independence Realty Trust Inc. Reconciliation of Same‐Store Net Operating Income to Net Income (loss) (Dollars in thousands) Definitions and Non‐GAAP Financial Measure Reconciliations

52 Forward‐Looking Statement This presentation contains certain forward‐looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of  the Securities Exchange Act of 1934, as amended. Such forward looking statements can generally be identified by our use of forward‐looking terminology such as  “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words that predict or indicate future events and trends and that do not report  historical matters. These forward‐looking statements involve estimates, projections, forecasts and assumptions and are subject to risks and uncertainties including, without  limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that  could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and  increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased  competition in the labor market, increased regulations generally and specifically on the rental housing market including legislation that may regulate rents or  delay or limit our ability to evict non‐paying residents, risks endemic to real estate and the real estate industry generally, the impact of COVID‐19 and other  potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, the effects of natural and other disasters,  delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy  levels on account of the initiatives, unknown or unexpected liabilities including the cost of legal proceedings, inability to sell certain assets within the time frames  or at the pricing levels expected, costs and disruptions as the result of a cybersecurity incident or other technology disruption, unexpected capital needs, inability  to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price  fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10‐K for the  year ended December 31, 2022, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained  in forward‐looking statements.  These forward‐looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ  materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward‐looking statements. We undertake  no obligation to update these forward‐looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated  events, except as may be required by law.